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[LOGO]

CREDIT SUISSE FUNDS
ANNUAL REPORT

DECEMBER 31, 2002

CREDIT SUISSE TRUST
- LARGE CAP VALUE PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.
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THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES
AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.
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CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2002

                                                                January 21, 2003

Dear Shareholder:

     For the 12 months ended December 31, 2002, Credit Suisse Trust-- Large Cap Value Portfolio(1) (the "Portfolio") had a loss of 23.09%, versus a decline of 15.52% for the Russell 1000 Value Index.(2)

     The year was another poor one for the U.S. stock market. While equities ended 2001 on a positive note, recovering from their post-September 11 plunge, a confluence of negative developments sent equities spiraling downward again through much of 2002. Despite some encouraging economic data -- the U.S. avoided a feared recession -- investors seemed increasingly concerned about lackluster profits, geopolitical tensions and, most importantly for the U.S. market, a decreased confidence in corporate managements and Wall Street analysts. Those general worries temporarily faded in October and November, but stocks struggled in December and prominent equity indexes ended the year with double-digit declines. Value stocks outperformed growth stocks but had poor results in absolute terms.

     The Portfolio was hurt by the market's broad and severe decline and by weakness in certain areas. Stocks that contributed to the Portfolio's underperformance included its health-care, technology and consumer stocks. The Portfolio was also hindered by its underweighting in the financial-services sector, which outperformed the broader value-stock universe in the period (financial companies account for about a third of the Portfolio's benchmark).

     Going forward, we believe that the market will continue to move in fits and starts, as investors struggle for clarity on how strong any economic and profit recoveries will be. We further think that the market will be characterized by ongoing sector rotation, due, for example, to shifting trends regarding consumer spending vs. corporate investment spending.

     Within what we expect to be a tepid growth environment, we will continue to focus on companies we deem to have good management, compelling, executable business plans and high-quality products and services. Regarding sector allocation, we intend to remain fairly well diversified, but with an underweighting in technology until we see more evidence of improving industry fundamentals. We are watching consumer trends closely and may pare our exposure to consumer-oriented sectors if we feel spending is losing its steam. That said, the tax-reduction package currently being presented in Washington could go a long way in shoring up consumer spending and confidence, arguing against scaling back too quickly.

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     We ended the quarter with a roughly neutral weighting in the energy sector.
We modestly raised our exposure here in the fourth quarter, and may add further based on supply/demand trends (including in the natural gas area). Given the instability in the Middle East, the possibility of a U.S.-led war on Iraq and the reduced oil flows coming from Venezuela lately, the situation obviously merits careful scrutiny.

     Elsewhere of note, one area we continued to avoid in the quarter was the telecom hardware. However, we are researching these companies for possible investment opportunities. Valuations have become more compelling and the group could benefit significantly if and when the global economy gains more traction.

Sincerely yours,

The Credit Suisse Value Team

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           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO(1) AND THE RUSSELL 1000 VALUE INDEX(2) FROM INCEPTION (10/31/97). (UNAUDITED)

[CHART]

                        CREDIT SUISSE TRUST -- LARGE
                       CAP VALUE PORTFOLIO(1) -- $10,464       RUSSELL 1000 VALUE(2) -- $11,386
    Oct-97                           $10,000                               $10,000
    Nov-97                           $10,130                               $10,442
    Dec-97                           $10,389                               $10,747
    Jan-98                           $10,450                               $10,595
    Feb-98                           $11,133                               $11,308
    Mar-98                           $11,555                               $12,000
    Apr-98                           $11,595                               $12,080
    May-98                           $11,565                               $11,901
    Jun-98                           $11,676                               $12,053
    Jul-98                           $11,375                               $11,841
    Aug-98                            $9,755                               $10,079
    Sep-98                           $10,037                               $10,657
    Oct-98                           $10,741                               $11,483
    Nov-98                           $11,354                               $12,018
    Dec-98                           $11,648                               $12,427
    Jan-99                           $11,719                               $12,526
    Feb-99                           $11,445                               $12,349
    Mar-99                           $11,577                               $12,605
    Apr-99                           $12,875                               $13,782
    May-99                           $13,017                               $13,631
    Jun-99                           $13,423                               $14,026
    Jul-99                           $12,956                               $13,616
    Aug-99                           $12,712                               $13,110
    Sep-99                           $12,378                               $12,652
    Oct-99                           $12,439                               $13,380
    Nov-99                           $12,368                               $13,276
    Dec-99                           $12,374                               $13,340
    Jan-00                           $11,395                               $12,905
    Feb-00                           $10,750                               $11,946
    Mar-00                           $12,155                               $13,404
    Apr-00                           $12,217                               $13,248
    May-00                           $12,665                               $13,388
    Jun-00                           $12,072                               $12,776
    Jul-00                           $12,144                               $12,936
    Aug-00                           $12,914                               $13,656
    Sep-00                           $12,883                               $13,781
    Oct-00                           $13,174                               $14,120
    Nov-00                           $12,603                               $13,597
    Dec-00                           $13,476                               $14,278
    Jan-01                           $13,774                               $14,332
    Feb-01                           $13,774                               $13,934
    Mar-01                           $13,317                               $13,442
    Apr-01                           $13,964                               $14,100
    May-01                           $14,346                               $14,418
    Jun-01                           $13,922                               $14,098
    Jul-01                           $13,848                               $14,068
    Aug-01                           $13,434                               $13,504
    Sep-01                           $12,446                               $12,553
    Oct-01                           $12,521                               $12,445
    Nov-01                           $13,265                               $13,168
    Dec-01                           $13,604                               $13,478
    Jan-02                           $13,381                               $13,375
    Feb-02                           $13,476                               $13,396
    Mar-02                           $13,890                               $14,030
    Apr-02                           $13,381                               $13,548
    May-02                           $13,201                               $13,616
    Jun-02                           $12,288                               $12,834
    Jul-02                           $11,173                               $11,641
    Aug-02                           $11,077                               $11,729
    Sep-02                            $9,803                               $10,425
    Oct-02                           $10,441                               $11,198
    Nov-02                           $11,004                               $11,903
    Dec-02                           $10,464                               $11,386

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002(1)
                 -------------------------------------------------
 1 YEAR                                5 YEAR                        SINCE INCEPTION
--------                               ------                        ---------------
(23.09%)                                0.14%                             0.88%

(1) Fee waivers and/or expenses reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

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CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2002

                                                 NUMBER OF
                                                   SHARES     VALUE
                                                 ---------    -----
COMMON STOCKS (98.1%)
AEROSPACE & DEFENSE (2.5%)
    United Technologies Corp.                       8,600  $  532,684
                                                           ----------
AUTO COMPONENTS (2.4%)
    Johnson Controls, Inc.                          4,400     352,748
    Lear Corp.*                                     5,000     166,400
                                                           ----------
                                                              519,148
                                                           ----------
BANKS (6.7%)
    Bank of America Corp.                           3,200     222,624
    Banknorth Group, Inc.                          15,500     350,300
    Charter One Financial, Inc.                    13,860     398,198
    Wells Fargo & Co.                              10,200     478,074
                                                           ----------
                                                            1,449,196
                                                           ----------
BEVERAGES (5.6%)
    Anheuser-Busch Companies, Inc.                  9,800     474,320
    Pepsi Bottling Group, Inc.                      8,600     221,020
    PepsiCo, Inc.                                  12,230     516,350
                                                           ----------
                                                            1,211,690
                                                           ----------
BUILDING PRODUCTS (3.0%)
    American Standard Companies, Inc.*              9,100     647,374
                                                           ----------
CHEMICALS (2.2%)
    Rohm & Haas Co.                                14,400     467,712
                                                           ----------
COMMERCIAL SERVICES & SUPPLIES (6.9%)
    Avery Dennison Corp.                            3,600     219,888
    Cendant Corp.*                                 30,100     315,448
    Convergys Corp.*                               18,400     278,760
    H&R Block, Inc.                                 8,600     345,720
    Pitney Bowes, Inc.                              9,900     323,334
                                                           ----------
                                                            1,483,150
                                                           ----------
COMPUTERS & PERIPHERALS (1.5%)
    Hewlett-Packard Co.                            18,616     323,174
                                                           ----------
DIVERSIFIED FINANCIALS (6.5%)
    Citigroup, Inc.                                16,200     570,078
    Fannie Mae                                      6,800     437,444
    Lehman Brothers Holdings, Inc.                  7,200     383,688
                                                           ----------
                                                            1,391,210
                                                           ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    BellSouth Corp.                                 8,400     217,308
                                                           ----------
ELECTRIC UTILITIES (1.3%)
    Public Service Enterprise Group, Inc.           8,400     269,640
                                                           ----------
ELECTRICAL EQUIPMENT (1.0%)
    Emerson Electric Co.                            4,300     218,655
                                                           ----------

                See Accompanying Notes to Financial Statements.

                                               NUMBER OF
                                                 SHARES      VALUE
                                               ---------     -----
COMMON STOCKS (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
    Agilent Technologies, Inc.*                  12,800  $  229,888
    Tektronix, Inc.*                             17,500     318,325
                                                         ----------
                                                            548,213
                                                         ----------
ENERGY EQUIPMENT & SERVICES (1.9%)
    Pride International, Inc.*                   27,100     403,790
                                                         ----------
FOOD & DRUG RETAILING (1.0%)
    CVS Corp.                                     8,700     217,239
                                                         ----------
FOOD PRODUCTS (1.6%)
    General Mills, Inc.                           7,300     342,735
                                                         ----------
HOUSEHOLD PRODUCTS (1.0%)
    Kimberly-Clark Corp.                          4,400     208,868
                                                         ----------
INDUSTRIAL CONGLOMERATES (3.0%)
    3M Co.                                        3,000     369,900
    Tyco International, Ltd.                     16,700     285,236
                                                         ----------
                                                            655,136
                                                         ----------
INSURANCE (6.2%)
    American International Group, Inc.            8,089     467,949
    Hartford Financial Services Group, Inc.       8,700     395,241
    St. Paul Companies, Inc.                     13,900     473,295
                                                         ----------
                                                          1,336,485
                                                         ----------
MACHINERY (8.1%)
    Eaton Corp.                                   7,300     570,203
    Harsco Corp.                                  6,900     220,041
    Ingersoll-Rand Co. Class A                    5,900     254,054
    ITT Industries, Inc.                          6,500     394,485
    Navistar International Corp.*                12,200     296,582
                                                         ----------
                                                          1,735,365
                                                         ----------
MEDIA (6.1%)
    Comcast Corp. Special Class A*               13,200     297,792
    Knight-Ridder, Inc.                           6,300     398,475
    McGraw-Hill Companies, Inc.                   5,700     344,508
    Viacom, Inc. Class B*                         6,500     264,940
                                                         ----------
                                                          1,305,715
                                                         ----------
METALS & MINING (2.5%)
    Alcoa, Inc.                                  24,000     546,720
                                                         ----------
MULTILINE RETAIL (1.5%)
    Federated Department Stores, Inc.*           10,950     314,922
                                                         ----------
OIL & GAS (8.4%)
    Burlington Resources, Inc.                    5,100     217,515
    ChevronTexaco Corp.                           3,200     212,736
    ConocoPhillips                               10,102     488,836

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                  SHARES      VALUE
                                                                 ---------    -----
COMMON STOCKS (CONCLUDED)
OIL & GAS (CONCLUDED)

    Exxon Mobil Corp.                                              15,900  $   555,546
    Royal Dutch Petroleum Co. NY Shares                             7,700      338,954
                                                                           -----------
                                                                             1,813,587
                                                                           -----------
PHARMACEUTICALS (7.0%)
    Abbott Laboratories                                             7,400      296,000
    Johnson & Johnson                                               7,900      424,309
    Pfizer, Inc.                                                   14,300      437,151
    Wyeth                                                           9,100      340,340
                                                                           -----------
                                                                             1,497,800
                                                                           -----------
ROAD & RAIL (1.4%)
    Burlington Northern Santa Fe Corp.                             11,500      299,115
                                                                           -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
    Micron Technology, Inc.*                                       11,600      112,984
                                                                           -----------
SOFTWARE (1.0%)
    Microsoft Corp.*                                                4,100      211,970
                                                                           -----------
SPECIALTY RETAIL (3.7%)
    Abercrombie & Fitch Co. Class A*                               13,000      265,980
    Best Buy Company, Inc.*                                         8,700      210,105
    Tiffany & Co.                                                  13,600      325,176
                                                                           -----------
                                                                               801,261
                                                                           -----------
TOTAL COMMON STOCKS (Cost $23,364,080)                                      21,082,846
                                                                           -----------
PREFERRED STOCK (0.9%)
REAL ESTATE (0.9%)
    Equity Residential Properties (Callable 1/06/03 @ $25.91)
    (Cost $155,519)                                                 7,300      178,120
                                                                           -----------
                                                                    PAR
                                                                   (000)
                                                                   -----
SHORT-TERM INVESTMENT (1.0%)
    State Street Bank and Trust Co. Euro Time Deposit,
    1.188%, 1/02/03 (Cost $216,000)                                $216        216,000
                                                                           -----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $23,735,599)                      21,476,966

OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)                                     8,891
                                                                           -----------
NET ASSETS (100.0%)                                                        $21,485,857
                                                                           ===========

--------------------------------------------------------------------------------
*    Non-income producing security.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
    Investments at value (Cost $23,735,599)                          $ 21,476,966
    Cash                                                                      346
    Dividend and interest receivable                                       23,167
    Receivable from investment adviser                                      9,934
    Receivable for portfolio shares sold                                    5,366
    Prepaid expenses                                                        6,080
                                                                     ------------
      Total Assets                                                     21,521,859
                                                                     ------------
LIABILITIES
    Administrative services fee payable                                     4,649
    Trustees' fee payable                                                     607
    Payable for portfolio shares redeemed                                     264
    Other accrued expenses payable                                         30,482
                                                                     ------------
      Total Liabilities                                                    36,002
                                                                     ------------
NET ASSETS
    Capital stock, $0.001 par value                                         2,206
    Paid-in capital                                                    26,627,660
    Undistributed net investment income                                   181,599
    Accumulated net realized loss from investments                     (3,066,975)
    Net unrealized depreciation from investments                       (2,258,633)
                                                                     ------------
      Net Assets                                                     $ 21,485,857
                                                                     ============
    Shares outstanding                                                  2,206,164
                                                                     ------------
    Net asset value, offering price, and redemption price per share         $9.74
                                                                            =====

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME
    Dividends                                                          $   427,952
    Interest                                                                23,740
    Foreign taxes withheld                                                  (2,362)
                                                                       -----------
      Total investment income                                              449,330
                                                                       -----------
EXPENSES
    Investment advisory fees                                               200,723
    Administrative services fees                                            46,962
    Printing Fees                                                           49,705
    Legal fees                                                              29,606
    Audit fees                                                              14,718
    Transfer agent fees                                                      5,873
    Insurance expense                                                        5,342
    Custodian fees                                                           2,882
    Trustees' fees                                                           1,947
    Miscellaneous expense                                                    4,648
                                                                       -----------
      Total expenses                                                       362,406
    Less: fees waived                                                      (94,776)
                                                                       -----------
      Net expenses                                                         267,630
                                                                       -----------
       Net investment income                                               181,700
                                                                       -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
    Net realized loss from investments                                  (1,775,291)
    Net change in unrealized appreciation (depreciation)                (5,540,539)
     from investments
                                                                       -----------
    Net realized and unrealized loss from investments                   (7,315,830)
                                                                       -----------
    Net decrease in net assets resulting from operations               $(7,134,130)
                                                                       ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR        FOR THE YEAR
                                                            ENDED               ENDED
                                                      DECEMBER 31, 2002   DECEMBER 31, 2001
FROM OPERATIONS
  Net investment income                                 $    181,700         $    252,026
  Net realized loss on investments                        (1,775,291)            (567,696)
  Net change in unrealized appreciation
   (depreciation) from investments                        (5,540,539)             196,305
                                                        ------------         ------------
   Net decrease in net assets resulting
    from operations                                       (7,134,130)            (119,365)
                                                        ------------         ------------
FROM DIVIDENDS
  Dividends from net investment income                      (251,483)                  --
                                                        ------------         ------------
   Net decrease in net assets resulting from dividends      (251,483)                  --
                                                        ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                             6,883,677           14,528,858
  Reinvestment of dividends                                  251,483                   --
  Net asset value of shares redeemed                      (8,544,077)          (8,162,942)
                                                        ------------         ------------
   Net increase (decrease) in net assets from capital
    share transactions                                    (1,408,917)           6,365,916
                                                        ------------         ------------
  Net increase (decrease) in net assets                   (8,794,530)           6,246,551
NET ASSETS
  Beginning of year                                       30,280,387           24,033,836
                                                        ------------         ------------
  End of year                                           $ 21,485,857         $ 30,280,387
                                                        ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME                     $    181,599         $    251,475
                                                        ============         ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------
                                                     2002          2001         2000         1999            1998
                                                    -------       -------      -------      -------        ---------
PER SHARE DATA
  Net asset value, beginning of period              $ 12.81       $ 12.69      $ 11.89      $ 11.48        $   10.33
                                                    -------       -------      -------      -------        ---------
INVESTMENT OPERATIONS

  Net investment income                                0.09          0.11         0.14         0.33             0.09
  Net gain (loss) on investments
    (both realized and unrealized)                    (3.05)         0.01         0.92         0.38             1.16
                                                    -------       -------      -------      -------        ---------
      Total from investment operations                (2.96)         0.12         1.06         0.71             1.25
                                                    -------       -------      -------      -------        ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                (0.11)           --        (0.14)       (0.11)           (0.10)
  Distributions from net realized gains                  --            --        (0.12)       (0.19)              --
                                                    -------       -------      -------      -------        ---------
      Total dividends and distributions               (0.11)           --        (0.26)       (0.30)           (0.10)
                                                    -------       -------      -------      -------        ---------
NET ASSET VALUE, END OF PERIOD                       $ 9.74       $ 12.81      $ 12.69      $ 11.89        $   11.48
                                                    =======       =======      =======      =======        =========
      Total return(1)                                (23.09)%        0.95%        8.91%        6.24%           12.13%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $21,486       $30,280      $24,034      $20,153          $14,381
    Ratio of expenses to average net assets            1.00%         1.00%(2)     1.02%(2)     1.01%(2)         1.00%(2)
    Ratio of net investment income to average net
     assets                                            0.68%         0.90%        1.11%        0.91%            1.11%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements             0.35%         0.24%        0.27%        0.34%            1.22%
  Portfolio turnover rate                                43%           46%          77%         102%              58%

--------------------------------------------------------------------------------
(1) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(2) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00, .02%, .01%, and .00% for the years ended December 31, 2001, 2000, 1999 and 1998, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.00% for each of the years ending December 31, 2001, 2000, 1999, and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse Trust (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Large Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital and income. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

     A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees under procedures established by the Board of Trustees in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Trustees determines that using this method would not reflect an investment's fair value.

     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2002.

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. CSFB has agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of .75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, investment advisory fees earned and voluntarily waived were $200,723 and $94,776, respectively.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Portfolio. At its meeting held on February 12, 2002 the Board of Trustees approved SSB to replace PFPC, Inc ("PFPC"), as co-administrator effective May 1, 2002.

     For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended December 31, 2002, co-administrative services fees earned by CSAMSI were $26,763.

     For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                           ANNUAL RATE
           ------------------------                           -----------
           First $500 million                     .075% of average daily net assets
           Next $1 billion                        .065% of average daily net assets
           Over $1.5 billion                      .055% of average daily net assets

     For the period January 1, 2002 through April 30, 2002, co-administrative service fees earned by PFPC (including out of pocket expenses) were $8,641.

     For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

           AVERAGE DAILY NET ASSETS                           ANNUAL RATE
           ------------------------                           -----------
           First $5 billion                        .050% of average daily net assets
           Next $5 billion                         .035% of average daily net assets
           Over $10 billion                        .020% of average daily net assets

     For the period May 1, 2002 through December 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket fees) were $11,558.

     In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONCLUDED)

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2002, Merrill was paid $13,826 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

     The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2002 and during the fiscal year ended December 31, 2002, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $11,370,145 and, $10,855,414, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

     The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest of $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                           FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                            DECEMBER 31, 2002    DECEMBER 31, 2001
                                           ------------------   ------------------
Shares sold                                     569,806             1,119,625
Shares issued in reinvestment
  of dividends                                   25,123                    --
Shares redeemed                                (752,007)             (650,829)
                                               --------              --------
Net increase (decrease)                        (157,078)              468,796
                                               ========              ========

NOTE 5. CAPITAL SHARE TRANSACTIONS -- (CONCLUDED)

     On December 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                   NUMBER OF             APPROXIMATE PERCENTAGE
                 SHAREHOLDERS             OF OUTSTANDING SHARES
                 ------------            ----------------------
                      3                           96%

     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales, Post-October losses, and excise tax regulations.

     The tax characteristics of dividends and distributions paid during the year ended December 31, 2002, and 2001, respectively, for the Portfolio were as follows:

                             ORDINARY INCOME
                       --------------------------
                         2002                2001
                       --------              ----
                       $251,483              $--

     At December 31, 2002, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed ordinary income                       $   181,599
       Accumulated realized loss                            (3,047,765)
       Unrealized depreciation                              (2,277,843)
                                                           -----------
                                                           $(5,144,009)
                                                           ===========

     At December 31, 2002, the Portfolio had capital loss carryovers available to offset possible future capital gains as follows:

                                 EXPIRES DECEMBER 31,
                      -----------------------------------------
                        2008            2009            2010
                      --------        --------       ----------
                      $634,365        $622,754       $1,790,646

     Under current tax law, certain capital losses realized after October 31 within taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2002, the Portfolio had no net losses arising between November 1, 2002 and December 31, 2002.

NOTE 6. FEDERAL INCOME TAXES -- (CONCLUDED)

     At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $23,754,809, $1,518,571, $(3,796,414) and $(2,277,843), respectively.

     At December 31, 2002, the Portfolio reclassified $92 to accumulated loss on investments and $1 to paid-in capital, from undistributed net investment income, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Large Cap Value Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 5, 2003

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                        TERM                                  NUMBER OF
                                        OF OFFICE(1)                          PORTFOLIOS IN
                                        AND                                   FUND
                           POSITION(S)  LENGTH        PRINCIPAL               COMPLEX           OTHER
                           HELD WITH    OF TIME       OCCUPATION(S) DURING    OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE      TRUST        SERVED        PAST FIVE YEARS         TRUSTEE           HELD BY TRUSTEE
---------------------      -----------  ------------  --------------------    -------------     ---------------
INDEPENDENT TRUSTEES

Richard H. Francis         Trustee and  Since         Currently retired;      54                None
c/o Credit Suisse Asset    Audit        1999          Executive Vice
Management, LLC.           Committee                  President and
466 Lexington Avenue       Member                     Chief Financial
New York, New York                                    Officer of Pan Am
10017-3140                                            Corporation and
                                                      Pan American

Age: 70                                               World Airways,
                                                      Inc. from 1988 to
                                                      1991

Jack W. Fritz              Trustee and  Since         Private investor;       53                Director of
2425 North Fish Creek Road Audit        Trust         Consultant and                            Advo, Inc.
P.O. Box 1287              Committee    Inception     Director of Fritz                         (direct mail
Wilson, Wyoming 83014      Member                     Broadcasting, Inc.                        advertising)
                                                      and Fritz

Age: 75                                               Communications
                                                      (developers and
                                                      operators of radio
                                                      stations) since
                                                      1987

Jeffrey E. Garten          Trustee and  Since         Dean of Yale            53                Director of
Box 208200                 Audit        1998(2)       School of                                 Aetna, Inc.;
New Haven, Connecticut     Committee                  Management and                            Director of
06520-8200                 Member                     William S. Beinecke                       Calpine Energy
                                                      Professor in the                          Corporation;
Age: 56                                               Practice of                               Director of
                                                      International                             CarMax Group
                                                      Trade and Finance;                        (used car
                                                      Undersecretary of                         dealers)
                                                      Commerce for
                                                      International Trade
                                                      from November 1993
                                                      to October 1995;
                                                      Professor at
                                                      Columbia University
                                                      from September
                                                      1992 to November
                                                      1993

----------------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Garten was initially appointed as a Trustee on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

                                           TERM                                             NUMBER OF
                                           OF OFFICE(1)                                     PORTFOLIOS IN
                                           AND                                              FUND
                               POSITION(S) LENGTH          PRINCIPAL                        COMPLEX          OTHER
                               HELD WITH   OF TIME         OCCUPATION(S) DURING             OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST       SERVED          PAST FIVE YEARS                  TRUSTEE          HELD BY TRUSTEE
---------------------          ----------- ------------    --------------------             -------------    ---------------
INDEPENDENT TRUSTEES--(CONTINUED)

Peter F. Krogh                 Trustee and Since           Dean Emeritus and                53               Member of the
301 ICC                        Audit       2001            Distinguished Professor                           Board
Georgetown University          Committee                   of International Affairs                          of The Carlisle
Washington, DC 20057           Member                      at the Edmund A.                                  Companies Inc.;
                                                           Walsh School of                                   Member of
Age: 65                                                    Foreign Service,                                  Selection
                                                           Georgetown University;                            Committee
                                                           Moderator of PBS                                  for Truman
                                                           foreign affairs television                        Scholars and
                                                           series                                            Henry Luce
                                                                                                             Scholars; Senior
                                                                                                             Associate of
                                                                                                             Center for
                                                                                                             Strategic and
                                                                                                             International
                                                                                                             Studies; Trustee
                                                                                                             of numerous
                                                                                                             world affairs
                                                                                                             organizations

James S. Pasman, Jr.           Trustee and Since           Currently retired;               55               Director of
c/o Credit Suisse Asset        Audit       1999            President and Chief                               Education
Management, LLC.               Committee                   Operating Officer of                              Management
466 Lexington Avenue           Member                      National InterGroup,                              Corp.
New York, New York                                         Inc. (holding company)
10017-3140                                                 from April 1989 to
                                                           March 1991; Chairman
                                                           of Permian Oil Co.
Age: 71                                                    from April 1989
                                                           to March 1991

                                              TERM                                            NUMBER OF
                                              OF OFFICE(1)                                    PORTFOLIOS IN
                                              AND                                             FUND
                             POSITION(S)      LENGTH       PRINCIPAL                          COMPLEX           OTHER
                             HELD WITH        OF TIME      OCCUPATION(S) DURING               OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE        TRUST            SERVED       PAST FIVE YEARS                    TRUSTEE           HELD BY TRUSTEE
---------------------        -----------      ------------ --------------------               -------------     ---------------
INDEPENDENT TRUSTEES--(CONCLUDED)

Steven N. Rappaport          Trustee and      Since        Partner of Lehigh                  54                None
Lehigh Court, LLC            Audit            1999         Court, LLC since
40 East 52nd Street          Committee                     July 2002;
New York, New York           Chairman                      President of SunGard
10022                                                      Securities Finance, Inc.
                                                           from 2001 to July 2002;
Age: 54                                                    President of Loanet, Inc.
                                                           (on-line accounting
                                                           service) from 1995 to
                                                           2001; Director,
                                                           President, North
                                                           American Operations,
                                                           and former Executive
                                                           Vice President from
                                                           1992 to 1993 of
                                                           Worldwide Operations
                                                           of Metallurg Inc.
                                                           (manufacturer of
                                                           specialty metals and
                                                           alloys); Executive Vice
                                                           President, Telerate, Inc.
                                                           (provider of real-time
                                                           information to the
                                                           capital markets)
                                                           from 1987 to 1992;
                                                           Partner in the law firm
                                                           of Hartman & Craven until
                                                           1987

INTERESTED TRUSTEE

William W. Priest(3)         Trustee          Since        Senior Partner and                 60                None
Steinberg Priest & Sloane                     1999         Fund Manager,
Capital Management                                         Steinberg Priest &
12 East 49th Street                                        Sloane Capital
12th Floor                                                 Management since
New York, New York                                         March 2001; Chairman
10017                                                      and Managing
                                                           Director of CSAM
Age: 61                                                    from 2000 to
                                                           February 2001, Chief
                                                           Executive Officer and
                                                           Managing Director of
                                                           CSAM from 1990 to
                                                           2000

(3) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                            POSITION(S)          LENGTH
                            HELD WITH            OF TIME
NAME, ADDRESS AND AGE       TRUST                SERVED           PRINCIPAL OCCUPATION(S) DURINGPAST FIVE YEARS
---------------------       -----------          ------------     --------------------------------------------------------
OFFICERS
Laurence R. Smith           Chairman             Since            Managing Director and Global Chief Investment Officer of
Credit Suisse Asset                              2002             CSAM; Associated with JP Morgan Investment Management
Management, LLC                                                   from 1981 to 1999; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Age: 44

Hal Liebes, Esq.            Vice President       Since            Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset         and Secretary        1999             Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                                   Associated with CSAM from 1995 to 1996; Associated
466 Lexington Avenue                                              with CS First Boston Investment Management from
New York, New York                                                1994 to 1995; Associated with Division of Enforcement,
10017-3140                                                        U.S. Securities and Exchange Commission from 1991 to
                                                                  1994; Officer of other Credit Suisse Funds

Age: 38

Michael A. Pignataro        Treasurer and        Since            Director and Director of Fund Administration of CSAM;
Credit Suisse Asset         Chief Financial      1999             Associated with CSAM since 1984; Officer of other
Management, LLC             Officer                               Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Age: 43

Gregory N. Bressler, Esq.   Assistant            Since            Director and Deputy General Counsel; Associated with
Credit Suisse Asset         Secretary            2000             CSAM since January 2000; Associated with the law firm
Management, LLC                                                   of Swidler Berlin Shereff Friedman LLP from 1996 to 2000;
466 Lexington Avenue                                              Officer of other Credit Suisse Funds
New York, New York
10017-3140

Age: 36

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                            POSITION(S)          LENGTH
                            HELD WITH            OF TIME
NAME, ADDRESS AND AGE       TRUST                SERVED           PRINCIPAL OCCUPATION(S) DURINGPAST FIVE YEARS
---------------------       -----------          ------------     --------------------------------------------------------
OFFICERS--(CONCLUDED)

Kimiko T. Fields, Esq.      Assistant            Since            Vice President and Legal Counsel; Associated with CSAM
Credit Suisse Asset         Secretary            2002             since January 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Age: 39

Rocco A. Del Guercio        Assistant            Since            Vice President and Administrative Officer of CSAM;
Credit Suisse Asset         Treasurer            1999             Associated with CSAM since June 1996; Assistant Treasurer,
Management, LLC                                                   Bankers Trust Co.  Fund Administration from March 1994
466 Lexington Avenue                                              to June 1996; Mutual Fund Accounting Supervisor,
New York, New York                                                Dreyfus Corporation from April 1987 to March 1994;
10017-3140                                                        Officer of other Credit Suisse Funds

Age: 39

Joseph Parascondola         Assistant            Since            Assistant Vice President-- Fund Administration of CSAM
Credit Suisse Asset         Treasurer            2000             since April 2000; Assistant Vice President, Deutsche
Management, LLC                                                   Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                              Assistant Vice President, Weiss, Peck & Greer LLC from
New York, New York                                                November 1995 to December 1998; Officer of other Credit
10017-3140                                                        Suisse Funds

Age: 39

Robert M. Rizza             Assistant            Since            Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset         Treasurer            2002             Administrative Officer of CSAM from March 1998 to
Management, LLC                                                   December 2000; Assistant Treasurer of Bankers Trust Co.
466 Lexington Avenue                                              from April 1994 to March 1998; Officer of other
New York, New York                                                Credit Suisse Funds
10017-3140

Age: 37

     The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2002

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

     Corporate shareholders should note for the year ended December 31, 2002, the percentage of the Portfolio's investment income (I.E., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100.00%.

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

P.O. BOX 55030, BOSTON, MA 02205-5030                                     [LOGO]
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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRLCV-2-1202